                                                                  EXHIBIT 3.1(d)

                              State of California
                                  Bill Jones
                              Secretary of State
                                  SACRAMENTO


     I, BILL JONES, Secretary of State of California, hereby certify:

   That the annexed transcript of 1 page(s) was prepared by and in this
                                 ---
office from the record on file, of which it purports to be a copy, and that it is full, true and correct.


[THE GREAT SEAL OF THE                     IN WITNESS WHEREOF, I execute this
 STATE OF CALIFORNIA]                         certificate and affix the Great
                                              Seal of the State of California

                                              JUL 20 1995
                                              -------------------------------

                                              /s/ BILL JONES

                                              Secretary of State

[THE GREAT SEAL OF                BILL JONES
   THE STATE OF               SECRETARY OF STATE
   CALIFORNIA]                                                         LLC-2
                           LIMITED LIABILITY COMPANY
                           CERTIFICATE OF AMENDMENT

         IMPORTANT - Read the instructions before completing the form.
         ---------
This document is presented for filing pursuant to Section 17054 of the
                         California Corporations Code.
-------------------------------------------------------------------------------
  1.  Limited liability company name:    Imperial Credit Franchise Mortgage LLC
-------------------------------------------------------------------------------
  2.  File number:   101995181022
-------------------------------------------------------------------------------
  3. Enter only the information in the Articles of Organization (LLC-1) amended by filing this Certificate of Amendment (LLC-2).

  a.  Limited liability company name:      Franchise Mortgage Acceptance
                                                   Company LLC
                                      -----------------------------------------

  b.  Latest date on which the limited liability company is to dissolve:
      (month/day/year)
                      ---------------------------------------------------------

  c.  The limited liability company will be managed by:  (check one).

      [ ] one manager   [ ] more than one manager
      [ ] limited liability company members

  d. Other matters which were included by attachment as indicated in Item 7 of the Articles of Organization (LLC-1). Provide the text of each amendment adopted, using the space provided and/or attaching one or more separate pages.




-------------------------------------------------------------------------------
  4.  Number of pages attached, if any:
--------------------------------------------
  5.  It is hereby declared that I am the
      person who executed this instrument,
      which execution is my act and deed.

             /s/ WAYNE L. KNYAL
  ------------------------------------------
  Signature of authorized person

                                                         [BAR CODE]
  Wayne L. Knyal    manager
  ------------------------------------------             [BAR CODE]
  Type or print name and title

                                                        101995181022
  Date:    July 6    , 1995
       -------------     --                   FILED: AMENDMENT
                                              AT SACRAMENTO, CA ON JUL. 18, 1995
--------------------------------------------  SECRETARY OF STATE OF CALIFORNIA

  LLC-2   Approved by the Secretary of State
  Filing Fee $30                        1/95

                              State of California
                                  Bill Jones
                              Secretary of State
                                  SACRAMENTO


     I, BILL JONES, Secretary of State of California, hereby certify:

   That the annexed transcript of 1 page(s) was prepared by and in this
                                 ---
office from the record on file, of which it purports to be a copy, and that it is full, true and correct.


[THE GREAT SEAL OF THE                     IN WITNESS WHEREOF, I execute this
 STATE OF CALIFORNIA]                         certificate and affix the Great
                                              Seal of the State of California

                                              JUL 3 1995
                                              -------------------------------

                                              /s/ BILL JONES

                                              Secretary of State

[THE GREAT SEAL OF                BILL JONES
   THE STATE OF               SECRETARY OF STATE
   CALIFORNIA]                                                         LLC-1
                           LIMITED LIABILITY COMPANY
                           ARTICLES OF ORGANIZATION

         IMPORTANT - Read the instructions before completing the form.
         ---------
This document is presented for filing pursuant to Section 17050 of the
                         California Corporations Code.

-------------------------------------------------------------------------------
  1.  Limited liability company name:    Imperial Credit Franchise Mortgage LLC

           (End the name with "LLC" or "Limited Liability Company".
       No periods between the letters in "LLC". "Limited" and "Company"
                    may be abbreviated to "Ltd." and "Co.")
-------------------------------------------------------------------------------
  2.  Latest date (month/day/year) on which the limited liability company is to
      dissolve:   June 30, 2045
-------------------------------------------------------------------------------
  3. The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea Limited Liability Company Act.
-------------------------------------------------------------------------------
  4. Enter the name of initial agent for service of process and check the appropriate provision below:

                     H. Wayne Snavely
      --------------------------------------------------- , which is
        [x]  an individual residing in California.  Proceed to Item 5.

        [ ]  a corporation which has filed a certificate pursuant to
             Section 1505 of the California Corporations Code. Skip Item 5 and proceed to Item 6.
-------------------------------------------------------------------------------
  5.  If the initial agent for service of process is an individual, enter a
                                                        ----------
      business or residential street address in California:

      Street address:  20371 Irvine Avenue

      City:  Santa Ana Heights      State:  CALIFORNIA      Zip Code:  92707
-------------------------------------------------------------------------------
  6.  The limited liability company will be managed by:  (check one)

      [ ] one manager   [x] more than one manager
      [ ] limited liability company members
-------------------------------------------------------------------------------
  7. If other matters are to be included in the Articles of Organization attach one or more separate pages.

      Number of pages attached, if any:
-------------------------------------------------------------------------------
  8.  It is hereby declared that I am the
      person who executed this instrument,
      which execution is my act and deed.

             /s/ KASEY HANNAH
  ------------------------------------------
  Signature of organizer

                                                         [BAR CODE]
              Kasey Hannah
  ------------------------------------------             [BAR CODE]
  Type or print name of organizer

                                                        101995181022
  Date:    June 29    , 1995
       --------------     --                  FILED: REGISTRN/ARTICLES OF ORG.
                                              AT SACRAMENTO, CA ON JUN.30, 1995
--------------------------------------------  SECRETARY OF STATE OF CALIFORNIA

  LLC-1   Approved by the Secretary of State
  Filing Fee $80                        1/95